SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2008

SERVICE 1ST BANCORP

(Exact name of registrant as specified in its charter)

CALIFORNIA	000-50323	32-0061893

(State or other jurisdiction of incorporation)	(File Number)	(I.R.S. Employer identification number)

60 West 10th Street, Tracy, California 95376

(Address of principal executive offices and zip code)

(209) 956-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) In connection with the provisions of the Reorganization Agreement and Plan of Merger dated as of May 28, 2008, by and among Central Valley Community Bancorp, Central Valley Community Bank, Service 1st Bancorp and Service 1st Bank, as amended, the Boards of Directors of Service 1st Bancorp and Service 1st Bank adopted resolutions at a joint meeting held on August 21, 2008, approving the following amendments to compensation arrangements with Service 1st Bank executive officers John Brooks, Bryan Hyzdu, Patrick Carman, Robert Bloch and Shannon Reinard:

(1) Amendments to each of the executive officer employment agreements to comply with the requirements of section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). These amendments did not change any of the compensation disclosures in the Summary Compensation Table applicable to the executive officers as previously disclosed in Service 1st Bancorp’s Form 10-K/A filed with the Securities and Exchange Commission on April 29, 2008.

(2) Amendments to each of the executive officer salary continuation agreements to (i) provide that if all or any portion of the amounts payable to each executive officer pursuant to their salary continuation agreement, taken together with any other payments from Service 1st Bank to the executive officer, constitutes an “excess parachute payment” within the meaning of Code section 280G, that such amounts shall be reduced by first applying the reduction to the salary continuation agreement, (ii) remove the requirement of termination of employment as a condition for the executive officer to receive benefits in a “change of control” under their salary continuation agreement, (iii) coordinate benefits between the executive officer’s salary continuation agreement and their related endorsement split dollar agreement, so that each executive officer (or his or her beneficiaries) may receive either death benefits under the split dollar agreement or benefits under the salary continuation agreement, but not both, and (iv) modify the salary continuation agreement of each executive officer to comply with the requirements of section 409A of the Code. These amendments did not change any of the compensation disclosures in the Summary Compensation Table applicable to the executive officers as previously disclosed in Service 1st Bancorp’s Form 10-K/A filed with the Securities and Exchange Commission on April 29, 2008; however, the statement describing payments upon death in the disclosures under the heading “Post-Employment Payments - Salary Continuation Plans,” which reads as follows is no longer accurate: “In the event of an employee’s death, all remaining amounts due are anticipated to be paid to the employee’s designated beneficiary over the remaining payout period.” As a result of the amendments, the statement would be revised to read as follows: “In the event of an employee’s death after payments have already commenced under the salary continuation agreement, all remaining amounts due are anticipated to be paid to the employee’s designated beneficiary over the remaining payout period. In the event of an employee’s death before payments have commenced under the salary continuation agreement, such employee’s beneficiaries shall not receive payments under the salary continuation agreement, but instead shall receive a death benefit payment under an endorsement split-dollar agreement.”

(3) Amendments to each of the endorsement split-dollar agreements to (i) reduce the death benefits payable to each executive officer’s beneficiaries in proportion to any reduction or cutback in benefits payable to the executive officer under their salary continuation agreement that resulted from a “change of control,” (ii) coordinate benefits between the executive officer’s salary continuation agreement and their endorsement split-dollar agreement, so that each executive officer (or his or her beneficiaries) may receive either death benefits under the split dollar agreement or benefits under the salary continuation agreement, but not both, and (iii) modify the endorsement split-dollar agreements to comply with the requirements of section 409A of the Code. These amendments did not change any of the compensation disclosures in the Summary Compensation Table applicable to the executive officers as previously disclosed in Service 1st Bancorp’s Form 10-K/A filed with the Securities and Exchange Commission on April 29, 2008; however, the statement describing payments upon death in the disclosures under the heading “Post-Employment Payments - Salary Continuation Plans,” which reads as follows is no longer accurate: “In the event of an employee’s death, all remaining amounts due are anticipated to be paid to the employee’s designated beneficiary over the remaining payout period.” As a result of the amendments, the statement would be revised to read as follows: “In the event of an employee’s death after payments have already commenced under the salary continuation agreement, all remaining amounts due are anticipated to be paid to the employee’s designated beneficiary over the remaining payout period. In the event of an employee’s death before payments have commenced under the salary continuation agreement, such employee’s beneficiaries shall not receive payments under the salary continuation agreement, but instead shall receive a death benefit payment under an endorsement split-dollar agreement.”

The foregoing description of the amendments to compensation arrangements with the executive officers of Service 1st Bank is qualified in its entirety by reference to the amendments attached hereto as exhibits 10.1 through and including 10.15.

Item 8.01.	Other Events

In connection with the provisions of the Reorganization Agreement and Plan of Merger related to the previously announced merger transactions with Central Valley Community Bancorp and its subsidiary, Central Valley Community Bank, the Boards of Directors of Registrant and its subsidiary, Charter Services Group, Inc., a California corporation, adopted resolutions at their respective meetings held on August 21, 2008, to commence the winding up and dissolution of Charter. It is anticipated that additional requirements necessary to consummate the dissolution will be completed during the third quarter of 2008, including the filing of a Certificate of Dissolution with the California Secretary of State and the filing of a Report of Changes in Organizational Structure on form FR Y-10 with the Federal Reserve Bank of San Francisco.

Item 9.01.	Financial Statements and Exhibits

a.	Financial Statements

None.

b.	Pro Forma Financial Information

None.

c.	Exhibits

	10.1	First Amendment, effective as of August 21, 2008, to the Employment Agreement with John Brooks dated July 15, 2004.*

	10.2	First Amendment, effective as of August 21, 2008, to the Employment Agreement with Bryan Hyzdu dated July 15, 2004.*

	10.3	First Amendment, effective as of August 21, 2008, to the Employment Agreement with Robert Bloch dated July 15, 2004.*

	10.4	First Amendment, effective as of August 21, 2008, to the Employment Agreement with Patrick Carman dated July 15, 2004.*

	10.5	First Amendment, effective as of August 21, 2008, to the Employment Agreement with Shannon Reinard dated July 15, 2004.*

	10.6	First Amendment, effective as of August 21, 2008, to the Service 1st Bank Salary Continuation Agreement dated September 10, 2003 for John Brooks.*

10.7	Third Amendment, effective as of August 21, 2008, to the Service 1st Bank Salary Continuation Agreement dated September 10, 2003 for Bryan Hyzdu.*

10.8	Third Amendment, effective as of August 21, 2008, to the Service 1st Bank Salary Continuation Agreement dated September 10, 2003 for Robert Bloch.*

10.9	Third Amendment, effective as of August 21, 2008, to the Service 1st Bank Salary Continuation Agreement dated September 10, 2003 for Patrick Carman.*

10.10	First Amendment, effective as of August 21, 2008, to the Service 1st Bank Salary Continuation Agreement dated August 8, 2005 for Shannon Reinard.*

10.11	First Amendment, effective as of August 21, 2008, and the Service 1st Bank Endorsement Split Dollar Agreement dated September 10, 2003, for John Brooks.*

10.12	First Amendment, effective as of August 21, 2008, and the Service 1st Bank Endorsement Split Dollar Agreement dated September 10, 2003, for Bryan Hyzdu.*

10.13	First Amendment, effective as of August 21, 2008, and the Service 1st Bank Endorsement Split Dollar Agreement dated September 10, 2003, for Robert Bloch.*

10.14	First Amendment, effective as of August 21, 2008, and the Service 1st Bank Endorsement Split Dollar Agreement dated September 10, 2003, for Patrick Carman.*

10.15	First Amendment, effective as of August 21, 2008, and the Service 1st Bank Endorsement Split Dollar Agreement dated August 8, 2005, for Shannon Reinard.*

* Denotes management compensatory plans or arrangements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 25, 2008

Service 1st Bancorp

By:	/s/ Robert E. Bloch

Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment, effective as of August 21, 2008, to the Employment Agreement with John Brooks dated July 15, 2004.
10.2	First Amendment, effective as of August 21, 2008, to the Employment Agreement with Bryan Hyzdu dated July 15, 2004.
10.3	First Amendment, effective as of August 21, 2008, to the Employment Agreement with Robert Bloch dated July 15, 2004.
10.4	First Amendment, effective as of August 21, 2008, to the Employment Agreement with Patrick Carman dated July 15, 2004.
10.5	First Amendment, effective as of August 21, 2008, to the Employment Agreement with Shannon Reinard dated July 15, 2004.
10.6	First Amendment, effective as of August 21, 2008, to the Service 1st Bank Salary Continuation Agreement dated September 10, 2003 for John Brooks.
10.7	Third Amendment, effective as of August 21, 2008, to the Service 1st Bank Salary Continuation Agreement dated September 10, 2003 for Bryan Hyzdu.
10.8	Third Amendment, effective as of August 21, 2008, to the Service 1st Bank Salary Continuation Agreement dated September 10, 2003 for Robert Bloch.
10.9	Third Amendment, effective as of August 21, 2008, to the Service 1st Bank Salary Continuation Agreement dated September 10, 2003 for Patrick Carman.
10.10	First Amendment, effective as of August 21, 2008, to the Service 1st Bank Salary Continuation Agreement dated August 8, 2005 for Shannon Reinard.
10.11	First Amendment, effective as of August 21, 2008, and the Service 1st Bank Endorsement Split Dollar Agreement dated September 10, 2003, for John Brooks.
10.12	First Amendment, effective as of August 21, 2008, and the Service 1st Bank Endorsement Split Dollar Agreement dated September 10, 2003, for Bryan Hyzdu.
10.13	First Amendment, effective as of August 21, 2008, and the Service 1st Bank Endorsement Split Dollar Agreement dated September 10, 2003, for Robert Bloch.
10.14	First Amendment, effective as of August 21, 2008, and the Service 1st Bank Endorsement Split Dollar Agreement dated September 10, 2003, for Patrick Carman.
10.15	First Amendment, effective as of August 21, 2008, and the Service 1st Bank Endorsement Split Dollar Agreement dated August 8, 2005 for Shannon Reinard.